UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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INCENTRA SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name(s) of Person Filing Proxy Statement, if Other than Registrant)

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INCENTRA SOLUTIONS, INC.
1140 Pearl Street
Boulder, Colorado 80302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 27, 2008

May 23, 2008

To the stockholders of Incentra Solutions, Inc.:

Notice is hereby given that the annual meeting of stockholders of Incentra Solutions, Inc., a Nevada corporation, will be held at the Boulderado Hotel, 2115 Thirteenth Street, Boulder, Colorado 80302, on Friday, June 27, 2008 at 8:00 A.M., local time, for the following purposes:

1.	To elect four directors to our board of directors for the next year and until their successors are elected;
2.	To consider and vote upon a proposal to approve our 2008 Equity Incentive Plan;
3.	To consider and vote upon a proposal to approve our Employee Stock Purchase Plan;
4.	To consider and vote upon a proposal to ratify the appointment of GHP Horwath, P.C., independent registered public accountants, as our independent auditors for our fiscal year ending December 31, 2008; and
5.	To consider and vote upon such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Thursday, May 8, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

Sincerely,

Thomas P. Sweeney, III
Chairman of the Board and
Chief Executive Officer

INCENTRA SOLUTIONS, INC.
1140 Pearl Street
Boulder, Colorado 80302

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the stockholders of Incentra Solutions, Inc. (“we,” “us” or “our”) in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of stockholders to be held at the Boulderado Hotel, 2115 Thirteenth Street, Boulder, Colorado 80302, on Friday, June 27, 2008 at 8:00 A.M., local time. This proxy statement and the enclosed proxy card are being mailed to our stockholders on or about Friday, May 23, 2008.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect four directors to our board of directors for the next year and until their successors are elected;
2.	To consider and vote upon a proposal to approve our 2008 Equity Incentive Plan;
3.	To consider and vote upon a proposal to approve our Employee Stock Purchase Plan;
4.	To consider and vote upon a proposal to ratify the appointment of GHP Horwath, P.C., independent registered public accountants, as our independent auditors for our fiscal year ending December 31, 2008; and
5.	To consider and vote upon such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the proposal to approve our 2008 Equity Incentive Plan, FOR the proposal to approve our Employee Stock Purchase Plan, FOR the proposal to ratify GHP Horwath, P.C. as our independent auditors and, at the discretion of the proxy holders, on any other matters that may properly come before the annual meeting. Except as set forth above, our board of directors does not know of any matters to be considered at the annual meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder’s proxy at any time before it is voted. A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

The close of business on May 8, 2008 (the “Record Date”) has been fixed as the record date for determining the holders of Common Stock entitled to notice of and to vote at the annual meeting. As of the Record Date, we had a total of 21,317,863 shares of common stock outstanding and 2,466,971 shares of Series A convertible preferred stock outstanding. Pursuant to the Certificate of Designations, Preferences and Rights of A Series of Preferred Stockholders (the “Certificates of Designations”), which was filed with the Secretary of State of the State of Nevada on August 18, 2004, each of our outstanding Series A convertible preferred stock entitles the holder to three votes on all matters presented to the stockholders for a vote.

Directors may be elected by a plurality of the votes cast by those shares present in person, or represented by proxy, and entitled to vote at the meeting. Four of our six directors are standing for re-election at the annual meeting. Pursuant to the Certificate of Designations, so long as at least 500,000 shares of our originally issued shares of Series A convertible preferred stock are outstanding, the holders of our Series A convertible preferred stock, voting together as a separate class, are entitled to elect three members to our board of the directors (the “Series A Directors”). Such holders previously elected Messrs. David E. Weiss and Carmen J. Scarpa as the Series A Directors. There is currently one Series A Director vacancy on our board of directors. In accordance with the Certificate of Designations, the vacancy will be filled by either (i) the affirmative vote of a plurality of the holders of our Series A convertible preferred stock at either (A) an annual meeting of the holders of our capital stock, (B) any special meeting of holders of our capital stock, or (C) any special meeting of holders of our Series A convertible preferred stock, or (ii) the written consent of a majority of the holders of our Series A convertible preferred stock. Such vacancy will not be filled by the holders of our common stock at the annual meeting.

A majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to approve and ratify our 2008 Equity Incentive Plan and Employee Stock Purchase Plan and to take any other action as may properly come before the meeting. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under Nevada law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Solicitation

The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

Quorum and Voting Rights

Holders of record of shares of our common stock at the close of business on the Record Date will be entitled to one vote for each share held. Holders of record of shares of our Series A convertible preferred stock at the close of business on the Record Date will be entitled to vote their shares of Series A preferred stock on an “as-converted” basis, meaning that for each share of Series A convertible preferred stock held, a holder will be entitled to three votes. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of May 8, 2008 regarding beneficial stock ownership of (i) all persons known to us to be beneficial owners of more than five percent (5%) of our outstanding common stock and Series A convertible preferred stock, (ii) each of our directors, (iii) our Named Executive Officers (the “Named Executive Officers”), who consist of our principal executive officer, our two most highly compensated executive officers other than our principal executive officer and an additional individual for whom disclosure would have been required but for the fact that he was not serving as an executive officer at December 31, 2007, and (iv) all of our officers and directors as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

Name	Title of Class	Number of Shares Beneficially Owned(1)	Percent of Outstanding Shares(2)(3)
5% Beneficial Owners
Great Hill Equity Partners, LP One Liberty Square Boston, MA 02109	Common Stock	4,575,782	19.19	%(4)
	Series A Preferred Stock	843,170	34.18

David Condensa	Common Stock	2,882,231	13.52%
Tudor Investment Corporation 1275 King Street Greenwich, CT 06831	Common Stock	3,688,952	15.16	%(5)
	Series A Preferred Stock	1,004,405	40.71%

J.P. Morgan Direct Venture Capital Institutional Investors, LLC 522 Fifth Avenue New York, NY 10036	Common Stock	2,933,572	12.69	%(6)
	Series A Preferred Stock	602,775	24.43%

Laurus Master Fund, Ltd. and entities affiliated with Laurus Master Fund, Ltd. 335 Madison Avenue New York, NY 10017	Common Stock	2,271,898	9.99	%(7)

Thomas Kunigonis	Common Stock	1,369,863	6.43%
Directors and Named Executive Officers
Thomas P. Sweeney III 1140 Pearl Street Boulder, CO 80302	Common Stock	1,600,558	7.07	%(8)
	Series A Preferred Stock	16,558	*

James Wolfinger	Common Stock	731,161	3.41%
David E. Weiss	Common Stock	30,000	*
Thomas G. Hudson	Common Stock	56,725	*
Robert S. Kocol	Common Stock	8,333	*
Carmen J. Scarpa	Common Stock	0	*
Matthew Richman	Common Stock	225,780	1.05	%(9)
Shawn O'Grady	Common Stock	162,729	*(10)
Anthony DiPaolo	Common Stock	58,333	*
All directors and executive officers as a group (9 persons)	Common Stock	2,873,619	12.4%
	Series A Preferred Stock	16,558	*

*	Constitutes less than 1%
(1)	For the purposes of this table, a person is deemed to have “beneficial ownership” of any shares of capital stock that such person has the right to acquire within 60 days of May 8, 2008.
(2)	All percentages for common stock are calculated based upon a total of 21,317,863 shares outstanding as of April 30, 2008, plus, in the case of the person for whom the calculation is made, that number of shares of common stock that such person has the right to acquire within 60 days after May 8, 2008.
(3)	All percentages for Series A preferred stock are calculated based upon a total of 2,466,971 shares outstanding as of May 8, 2008.
(4)	Represents 4,426,797 shares of common stock owned of record by Great Hill Equity Partners, LP (“GHEP”) (assuming conversion of 815,715 shares of Series A preferred stock into 2,447,145 shares of common stock) and 148,985 shares of common stock owned of record by Great Hill Investors, LLC (“GHI”) (assuming conversion of 27,455 shares of Series A preferred stock into 82,365 shares of common stock). The foregoing numbers represent shares for which GHEP and GHI each has shared dispositive and voting power. Such shares may be deemed to be beneficially owned by Great Hill Partners GP, LLC (“GP”), the general partner of GHEP, Great Hill Partners, LLC (“GHP”), a manager of GP and Messrs. Christopher S. Gaffney, John G. Hayes and Stephen F. Gormley, the managers of GHI, GHP and GP. Share information is furnished in reliance on the Schedule 13D dated February 11, 2008, as filed with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(5)	Represents 3,320,145 shares of common stock owned of record by Tudor Ventures II, LP (“Tudor”) (assuming conversion of 903,994 shares of Series A preferred stock into 2,711,982 shares of common stock), 366,324 shares of common stock owned of record by The Raptor Global Portfolio Ltd. (“Raptor”) (assuming conversion of 99,741 shares of Series A preferred stock into 299,223 shares of common stock), and 2,483 shares of common stock held by The Altar Rock Fund, LP (“Altar”) (assuming conversion of 670 shares of Series A preferred stock into 2,010 shares of common stock). The foregoing numbers represent shares for which Tudor, Raptor and Altar each has shared dispositive and voting power. Such shares may be deemed to be beneficially owned by Tudor Investment Corporation (“TIC”), the sole general partner of Altar and an investment advisor for Tudor and Raptor, and Paul Tudor Jones, II, the controlling shareholder of TIC. Tudor Ventures Group, LP (“TV GP”), the general partner of Tudor, and Tudor Ventures Group, LLC, the general partner of TV GP, may also be deemed to be beneficial owners of the shares held by Tudor. Share information is furnished in reliance on the Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Exchange Act. In his capacity as a director, Mr. Scarpa represents Tudor’s interest in our Company. However, Mr. Scarpa specifically disclaims beneficial ownership of the shares of common stock beneficially owned by such entity.
(6)	Represents 2,422,113 shares of common stock owned of record by JP Morgan Direct Venture Capital Institutional Investors, LLC (“JPM Institutional”) (assuming conversion of 497,532 shares of Series A preferred stock into 1,492,596 shares of common stock), 392,649 shares of common stock owned of record by JP Morgan Direct Venture Private Investors, LLC (“JPM Private”) (assuming conversion of 81,136 shares of Series A preferred stock into 243,408 shares of common stock), and 118,810 shares of common stock owned of record by 522 Fifth Avenue Fund, LP (“522 Fund”) (assuming conversion of 24,107 shares of Series A preferred stock into 72,321 shares of common stock). The foregoing numbers represent shares for which JPM Institutional, JPM Private and 522 Fund each has shared dispositive and voting power. The shares held by JPM Institutional may be deemed to be beneficially owned by JPMorgan Chase Bank (“JPMCB”), its investment advisor, and JPMorgan Chase & Co., the parent of JPMCB. The shares held by JPM Private may be deemed to be beneficially owned by J.P. Morgan Investment Management, Inc. (“JPMIM”), its investment advisor. The shares held by 522 Fund may be deemed to be beneficially owned by 522 Fifth Avenue Corp. (“522 Corp.”), its general partner, JPMIM, its investment advisor and the sole stockholder of 522 Corp., J.P. Morgan Fleming Asset Management Holdings, Inc. (“Fleming”), the sole stockholder of JPMIM, and JPMCB, the sole stockholder of Fleming and the indirect parent of JPMIM. Share information is furnished in reliance on the Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Exchange Act.

(7)	Consists of the following: (i) Laurus Master Fund, Ltd. (“Laurus”) owns 149,860 shares of common stock, warrants to purchase 1,256,050 shares of common stock and options to purchase 987,247 shares of common stock; (2) Valens U.S. SPV I, LLC owns 209,537 shares of common stock and options to purchase 350,000 shares of common stock; (iii) PSource Structured Debt Limited owns 488,501 shares of common stock; and (iv) Calliope Capital Corporation owns warrants to purchase 3,750,000 shares of common stock.

The warrants and options contain an issuance limitation prohibiting the Investors from exercising or converting those securities to the extent that such exercise would result in beneficial ownership by Laurus of more than 9.99% of the Shares then issued and outstanding (the “Issuance Limitation”). The issuance Limitation may be waived by the Investors upon at least 61 days prior notice to the Company and shall automatically become null and void following notice to the issuer of the occurrence and during the continuance of an event of default (as defined in and pursuant to the terms of the applicable instrument). In the case of the Option, the 61-day waiver notice may only be delivered at a time when no indebtedness of the issuer is outstanding to the investors or their affiliates.

Laurus Master Fund, Ltd. and PSource are managed by Laurus Capital Management, LLC. Valens U.S. SPV I, LLC, are managed by Laurus Capital Management, LLC. Calliope is a wholly owned subsidiary of Luarus Master Fund, Ltd. Eugene Grin and David Grin, through other entities are the controlling principals of Laurus Capital Management, LLC and Valens Capital Management, LLC and share sole voting and investment power over the securities owned by the entities listed. Neither Laurus Capital Management, L.L.C. nor Laurus Master Fund, Ltd. is a registered broker-dealer or an affiliate of a broker-dealer. The inclusion of any shares in this table does not constitute an admission of beneficial ownership.

(8)	Represents 122,443 shares of common stock owned of record by Equity Pier, LLC, of which Mr. Sweeney is the founder and managing member, 147,552 shares of common stock owned of record by Mr. Sweeney, 23,680 shares issuable upon exercise of a warrant held by Mr. Sweeney, 1,257,209 shares issuable upon the exercise of presently exercisable options held by Mr. Sweeney and assumes conversion of 16,558 shares of Series A preferred stock owned of record by Mr. Sweeney into 49,674 shares of common stock.
(9)	Represents 60,429 shares of common stock owned of record by Mr. Richman, 1,184 shares of common stock issuable upon exercise of a warrant held by Mr. Richman and 164,167 shares issuable upon the exercise of presently exercisable options held by Mr. Richman.
(10)	Represents 5,715 shares of common stock owned of record by Mr. O’Grady, 23,680 shares of common stock issuable upon exercise of a warrant held by Mr. O’Grady and 133,334 shares issuable upon the exercise of presently exercisable options held by Mr. O’Grady.

From time to time, the number of our shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

ELECTION OF DIRECTORS
(Proxy Item 1)

Director Nominees

The following table sets forth certain information regarding our four director nominees, as well as our two Series A Directors who have already been elected by the holders of a majority of our outstanding shares of Series A Convertible Preferred Stock (“Series A Stockholders”), furnished by the nominees as of May 8, 2008. All of the following individuals currently serve as directors of our company.

Name	Age	Position(s)
Director Nominees:
Thomas P. Sweeney III	47	Chairman of the Board and Chief Executive Officer
James Wolfinger	51	Director
Robert S. Kocol	51	Director
Thomas G. Hudson	61	Director
Series A Directors:
David E. Weiss	64	Director
Carmen J. Scarpa	43	Director

Information concerning our directors is set forth below.

Director Nominees:

Thomas P. Sweeney III.  Mr. Sweeney has been our Chief Executive Officer since August 18, 2004, the date of our acquisition of ManagedStorage International, Inc. (also known as “Incentra of Colorado”), and Chairman of our board of directors since August 2002. Mr. Sweeney previously served on our board of directors for the period November 30, 2000 through February 12, 2002. From February 2001 until August 2004, Mr. Sweeney was Chief Executive Officer and Chairman of the Board of Incentra of Colorado. Since August 2004 , Mr. Sweeney has also served as President and a director of Incentra of Colorado. Mr. Sweeney is the founder of Equity Pier, LLC, a business advisory and venture capital firm, and has served as its Managing Partner since May 2000.

James Wolfinger.  Mr. Wolfinger has served on our board of directors since May 2004. Mr. Wolfinger is the founder of Outdoor Site Group, LLC, a wireless site location company, and has served as its Managing Partner since February 2003. From October 2002 to September 2003, Mr. Wolfinger served as a business and operational consultant for Incentra of Colorado. From 1996 through September 2002, Mr. Wolfinger was the President of MCI WorldCom Wireless.

Robert S. Kocol.  Mr. Kocol has served on our board of directors since December 2006. From 1998 until 2005, he served as Corporate Vice President and Chief Financial Officer of Storage Technology Corporation, a provider of storage solutions for digitized data that was acquired in August 2005 by Sun Microsystems, Inc. He served in other capacities at Storage Technology Corporation since 1991.

Thomas G. Hudson.  Mr. Hudson has served on our board of directors since November 2005. From 1996 to June 2005, Mr. Hudson served as President, Chief Executive Officer and a director of Computer Network Technologies Corporation, a fiber switch company that was sold to McData Corporation, a storage networking solutions company, in June 2005. Since May 1999, until it was acquired by McData Corporation in 2005, he also served as its Chairman of the Board. Mr. Hudson currently serves as a director of Lawson Software, Inc., a publicly-held enterprise resource planning (ERP) software company.

Series A Directors:

David E. Weiss.  Mr. Weiss has served on our board of directors since November 2005. From 2000 to 2005, Mr. Weiss served as a management consultant. From May 1996 until 2000, Mr. Weiss served as the Chairman, President and Chief Executive Officer of Storage Technology Corporation, a developer, manufacturer and distributor of data storage solutions for management, retrieval and protection of business information. Mr. Weiss currently serves as a director of Apogee Enterprises, Inc., a publicly-held holding company engaged in the design and development of value-added glass products, services and systems.

Carmen J. Scarpa.  Mr. Scarpa has served on our board of directors since August 2004. Mr. Scarpa joined Tudor Ventures Group, LLC (“Tudor Ventures”), a private equity firm specializing in mid- and late-stage technology and growth companies, in June 1996 and has been a partner and managing director of Tudor Ventures since January 2001.

Vote Required and Recommendation of the Board of Directors

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

Our board of directors recommends a vote FOR election of each of the nominees listed above.

DIRECTORS AND OFFICERS

Biographical information concerning our directors is set forth above under the caption “Election of Directors—Director Nominees.”

Our current executive officers are listed below.

Name	Age	Title
Thomas P. Sweeney III	47	Chairman of the Board and Chief Executive Officer
Shawn O’Grady	45	President and Chief Operating Officer
Anthony DiPaolo	49	Chief Financial Officer
Matthew Richman	37	Chief Corporate Development Officer and Treasurer

All officers serve at the pleasure of the board of directors. There are no family relationships among any of our executive officers.

Information regarding the principal occupation of Mr. Sweeney over the last five years is set forth above under the heading “Director Nominees.” Information regarding the principal occupations of our other executive officers over the past five years is set forth below.

Shawn O’Grady.  Mr. O’Grady has been our President and Chief Operating Officer since October 2005. Prior to his employment with our company, Mr. O’Grady was employed by Siemens Business Services (“SBS”), the information technology (IT) services division of Siemens AG. From June 2004 until October 2005, Mr. O’Grady was the Senior Vice President and Business Unit General Manager, Consulting and Integration, of SBS. From October 2002 until June 2004, Mr. O’Grady served as SBS’s Senior Vice President, Business Development.

Anthony DiPaolo.  Mr. DiPaolo has served as our Chief Financial Officer since February 2007. From 2001 until he joined our company, he served as the President, Chief Executive Officer and Chief Financial Officer of Mediacell, Inc., a provider of wireless broadband data network services. Mr. DiPaolo has been a certified public accountant in the state of Colorado since 1982.

Matthew Richman.  Mr. Richman has been our Chief Corporate Development Officer and Treasurer since October 2004. From January 2003 to October 2004, Mr. Richman was our Chief Financial Officer and from June 2003 to October 2004, our Chief Operating Officer. From October 2002 to January 2003, Mr. Richman provided consulting services to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2007, such persons complied with all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders except as follows: David Condensa, a 10% Shareholder, has not filed a Form 3 to report his beneficial ownership of 2,882,231 shares acquired on August 17, 2007 upon our acquisition of Helio Solutions, Inc. (“Helio”).

Board Meetings and Committees; Management Matters

Our board of directors held 11 meetings during the year ended December 31, 2007. Each director attended at least 91% of the board of directors and committee meetings of which he was a member during such time as he served as a director. From time to time, the members of our board of directors act by unanimous written consent in accordance with Nevada law. During the year ended December 31, 2007, our board of directors took action by unanimous consent on four occasions. We do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, but we encourage all members of our board of directors to attend such meetings.

Our board of directors has a standing audit committee, nominating committee and compensation committee.

Audit Committee.  The Audit Committee, which currently is comprised of Messrs. Kocol and Wolfinger, met four times during 2007. During the year ended December 31, 2007, the Audit Committee also took action by unanimous written consent on five occasions. Each member of the Audit Committee is independent as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”). The Audit Committee assists the board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit our annual financial statements by our independent auditor in accordance with generally accepted accounting standards.

Compensation Committee.  The Compensation Committee, which is currently comprised of Messrs. Scarpa, Wolfinger and Hudson, met six times during 2007. The Compensation Committee did not act by written consent on any occasion during the year ended December 31, 2007. The purpose of the Compensation Committee is to assist the board in discharging its responsibilities related to compensation of our executive officers, to oversee all compensation programs involving the use of the our stock and to produce an annual report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee, which is currently comprised of Messrs. Weiss, Hudson, Kocol, Wolfinger, Scarpa and Sweeney, met 11 times during 2007. The Corporate Governance and Nominating Committee did not act on any occasion during the year ended December 31, 2007. The purpose of the Nominating Committee is to (i) identify individuals who are qualified to become members of our board of directors, (ii) select, or recommend that the board of directors select, director nominees to be presented for stockholder approval at the annual meeting, (iii) select, or recommend that the board of directors select, the composition of the committees of the board of directors and (iv) perform such other functions as the board of directors may from time to time request.

When considering potential director nominees, the Corporate Governance and Nominating Committee also will consider the current composition of our board of directors and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. In compiling its list of possible candidates and considering their qualifications, the Corporate Governance and Nominating Committee will make its own inquiries, solicit input from other directors on our board of directors, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

The Corporate Governance and Nominating Committee will consider director candidates recommended by our stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate is recommended by a stockholder or otherwise.

Stockholders who wish to recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to our board of directors at our 2009 annual meeting of stockholders may do so by submitting a written recommendation to the Corporate Governance and Nominating Committee, care of Incentra Solutions, Inc. at 1140 Pearl Street, Boulder, CO, 80302, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to our board of directors proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•	The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director.
•	A signed consent of the nominee to be named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•	As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Stockholder Communications

Our board of directors has implemented a process for our stockholders to send communications to our board of directors. Any stockholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Reed Guest, Corporate Secretary, at 1140 Pearl Street, Boulder, CO, 80302. Our Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our Corporate Secretary will submit a stockholder’s correspondence to our Chairman of the Board or to any specific director to whom the correspondence is directed.

Code of Conduct

At a meeting of our board of directors on August 21, 2006, we adopted a code of conduct, effective as of that date, which applies to all directors, officers and employees of our company. You can view a copy of our code of conduct by accessing our publicly filed Securities and Exchange Commission (“SEC”) reports at www.sec.gov or our website at www.incentrasolutions.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our board of directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2007 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also discussed with the independent registered public accounting firm the issue of its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2007 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
James Wolfinger, Chairman
Robert S. Kocol

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation of our Named Executive Officers for the last two fiscal years.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
Thomas P. Sweeney III	2007	$318,462	$51,102	$512,340	$—	$881,904
Chief Executive Officer	2006	$300,000	$478,750	$786,170	$—	$1,564,920
Shawn O'Grady(2)	2007	$240,000	$20,441	$60,490	$195,019	$515,950
President & Chief Operating Officer	2006	$240,000	$80,000	$54,322	$98,347	$472,669
Matthew Richman	2007	$213,077	$—	$41,548	$—	$254,625
Chief Corporate Development Officer and Treasurer	2006	$196,666	$271,613	$14,187	$—	$482,466
Anthony DiPaolo(3)	2007	$192,846	$33,333	$42,243	$—	$268,422
Chief Financial Officer	2006	$—	$—	$—	$—	$—

(1)	In accordance with applicable regulations the amounts listed in the Option Awards column represent the dollar amount recognized for financial statement reporting purposes with respect to the applicable year in accordance with SFAS 123(R). The value of such options disregards an estimate for forfeitures related to service-based vesting used by the Company for financial statement purposes. See Footnote 2 in the Notes to Consolidated Financial Statements included with this prospectus for assumptions made in the valuation of options. No options held by the named executives were forfeited during the year.
(2)	All other compensation includes reimbursement for relocation costs.
(3)	Mr. DiPaolo joined our company in February 2007.

Employment Contracts

On August 18, 2004, we entered into a two-year employment agreement with Thomas P. Sweeney III, our Chairman of the Board of Directors and Chief Executive Officer. Mr. Sweeney’s employment agreement included a provision for the issuance of options to purchase up to 1,023,700 shares of our common stock at $2.80 per share, which options were granted and, of which, all are exercisable. Effective March 22, 2007, the employment agreement was extended for three years with a revised annual salary of $325,000 and a targeted annual bonus of $300,000. In addition, the new agreement continues to require us to pay the insurance premiums under Mr. Sweeney’s existing life insurance policy and includes severance provisions for the payment of one-year’s base salary, a pro-rated bonus and certain benefits in the event of a change of control or the termination of Mr. Sweeney’s employment for any reason other than for cause, as defined in his agreement.

On December 31, 2007, we entered into an extension of the employment agreement with Shawn O’Grady, dated October 10, 2005, for a period of two years ending on December 31, 2009. The annual salary was revised to $315,800 with a targeted annual bonus of $160,000. All other terms of the original agreement remain unchanged.

On May 29, 2007, we entered into an employment agreement with Matthew Richman, our Chief Corporate Development Officer and Treasurer. The employment agreement provides that Mr. Richman will receive an annual base salary of $230,000 with a targeted annual bonus of up to $75,000.

On February 15, 2007, we entered into an employment agreement with Anthony DiPaolo, our Chief Financial Officer. The employment agreement provides that Mr. DiPaolo will receive an annual base salary of $230,000. For the year ending December 31, 2007, Mr. DiPaolo was awarded a guaranteed bonus of $33,333 and will be eligible for a bonus of up to $100,000 based upon achievement of certain performance objectives.

Equity Incentive Plans

The following table sets forth information for each of the Named Executive Officers regarding the number of shares subject to both exercisable and unexercisable stock option awards as of December 31, 2007:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Thomas P. Sweeney III	(1)	151,009	—	$0.32	February 13, 2013
	(2)	82,500	—	$2.20	March 16, 2014
	(3)	1,023,700	—	$2.80	August 18, 2014
Matthew Richman	(4)	50,000	—	$2.80	January 8, 2013
	(5)	42,500	—	$2.20	March 16, 2014
	(6)	19,167	38,333	$1.30	May 4, 2016
	(7)	—	100,000	$1.00	April 26, 2017
Shawn O'Grady	(8)	100,000	50,000	$1.36	October 17, 2015
	(9)	16,667	33,333	$1.30	May 4, 2016
Anthony DiPaolo	(10)	—	175,000	$1.05	February 22, 2017

(1)	Granted April 24, 2002. Options vest over four years at the rate of 25% on each anniversary date thereafter.
(2)	Granted March 16, 2004. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.
(3)	Granted August 18, 2004. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.
(4)	Granted January 8, 2003. The options became fully vested on August 18, 2004 upon the merger with Incentra of CO.
(5)	Granted March 16, 2004. The options became fully vested on August 18, 2004 upon the merger with Incentra of CO.
(6)	Granted May 4, 2006. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.
(7)	Granted April 26, 2007. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.
(8)	Granted October 17, 2005. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.
(9)	Granted May 4, 2006. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.
(10)	Granted February 22, 2007. Options vest over three years at the rate of 33.3% on each anniversary date thereafter.

Non-qualified Deferred Compensation

We do not maintain any non-qualified defined contribution plans or other deferred compensation plans. The Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Securities Authorized for Issuance Under Equity Compensation Plans

We currently have three equity incentive plans including one plan that was established by us in 2006 (the Incentra Solutions, Inc. 2006 Stock Option Plan or the “2006 Plan”), one plan that was originally established by us in 2000 (the “2000 Plan”), and the 2008 Equity Incentive Plan (the “2008 Plan”), which our board of directors recently adopted. Each of these plans is described below. Except as set forth in an individual agreement, none of our plans contain any provisions for the acceleration of vesting of options in the event of a change of control of our company or for cancellation and reissuance of options previously granted.

As of May 8, 2008, options to purchase 4,964,484 shares of our common stock have been granted under our equity incentive plans. Options granted in the future are within the discretion of our Compensation Committee of our board of directors. The following table summarizes the number of shares of common stock authorized for issuance under our equity compensation plans as of April 30, 2008.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance
Equity compensation plans approved by security holders	—		N/A	—
Equity compensation plans not approved by security holders:
2000 Incentra Option Plan	2,250,951		$1.95	183,351
2006 Stock Option Plan	1,697,223		$1.11	52,777
2008 Equity Incentive Plan	844,500	(1)	$0.64	3,155,500
Total	4,792,674		$1.42	3,391,628

(1)	– Includes 632,500 stock options and 212,000 shares of restricted stock.

The following is a description of our three equity compensation plans.

The 2006 Plan and the 2000 Plan

The 2006 Plan and the 2000 Plan provide for the granting of options to key employees, officers and certain individuals to purchase shares of our common stock. We have reserved 1,750,000 shares and 2,262,500 shares of common stock, respectively, for issuance under the 2006 Plan and the 2000 Plan. Both plans have a term of ten years and provide for the grant of “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. In addition, the 2000 Plan provides for the granting of non-statutory stock options, stock appreciation rights and restricted stock awards. Both plans are administered by our Board of Directors.

The exercise price of non-statutory stock options may be equal to or less than 100% of the fair market value of shares of common stock on the date of grant. The exercise price for incentive stock options may not be less than 100% of the fair market value of shares of common stock on the date of the grant (not less than 110% of the fair market value on the date of grant in the case of incentive stock options granted to employees who hold more than 10% of the voting power of our common stock).

Options granted under the plans may not have a term of more than ten years (five years in the case of incentive stock options granted to employees who hold more than 10% of the voting power of the our common stock) and generally vest over three years, at the rate of 33.3% per year. Options generally terminate three months after the termination of employment for any reason other than death, disability or retirement, and are not transferable by the employee other than by will or the laws of descent and distribution.

Under the 2000 Plan, we have granted nonqualified stock options to certain employees that vest immediately or contain accelerated vesting, or vest on a graded scale over three years, 33.3% per year, beginning on the first anniversary of the grant date, and are exercisable for a period of three to ten years. We have also granted nonqualified stock options to certain directors and consultants. These options vest immediately, and are exercisable for a period of not more than ten years.

The 2000 Plan also provides for grants of stock appreciation rights (“SARs”), which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of common stock on the exercise date and the exercise price of the SAR. The exercise price of any SAR granted under the 2000 Plan will be determined by our board of directors at its discretion at the time of the grant. SARs granted under the 2000 Plan may not be exercisable for more than a ten-year period. SARs generally terminate one month after the termination of the grantee’s employment for any reason other than death, disability or retirement.

Restricted stock awards, which are grants of shares of common stock that are subject to a restricted period during which such shares may not be sold, assigned, transferred, made subject to a gift, or otherwise disposed of, or mortgaged, pledged or otherwise encumbered, may also be made under the 2000 Plan.

The 2008 Plan

The description of the 2008 Plan is contained in Proxy Item No. 2 and is incorporated herein by reference.

Compensation of Directors

Non-employee directors each received $2,500 per month for their services (with the exception of Mr. Carmen J. Scarpa, who receives no remuneration) and all directors received reimbursement for their reasonable out-of-pocket expenses incurred in attending meetings of the board of directors for the period January 1, 2007 through December 31, 2007. Effective April 1, 2008, non-employee directors began receiving $3,354.16 per month for their services. Upon joining our board, the directors receive options to purchase 25,000 shares of our common stock and thereafter receive 10,000 options to purchase our common stock for each year of board service. If a director serves as a committee chair, he is awarded an additional 10,000 options per year for such service. These options vest over three years.

The following table sets forth compensation information for each non-employee member of the board of directors for the period January 1, 2007 through December 31, 2007.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
James Wolfinger(1)	$30,000	$22,385	$—	$52,385
Thomas G. Hudson(2)	30,000	9,227	—	39,227
David E. Weiss(3)	30,000	14,250	—	44,250
Robert S. Kocol(4)	30,000	7,630	—	37,630
Carmen J. Scarpa	—	—	—	—

(1)	On August 5, 2004, Mr. Wolfinger was granted options to purchase 25,000 shares of our common stock at $2.20 per share, all of which have vested. The options will expire on August 5, 2014. On May 4, 2006, Mr. Wolfinger was granted options to purchase 20,000 shares of our common stock at $1.30 per share. The options will vest over three years at the rate of 33.3% on each anniversary date thereafter and will expire on May 4, 2016. On June 22, 2007, Mr. Wolfinger was also granted options to purchase 20,000 shares of our common stock at $0.99 per share. The options will vest over three years at the rate of 33.3% on each anniversary date thereafter and will expire on June 22, 2017.
(2)	On December 14, 2005, Mr. Hudson was granted options to purchase 25,000 shares of our common stock at $1.21 per share, of which 16,667 have vested. The options will vest over three years at the rate of 33.3% on each anniversary date thereafter and will expire on December 14, 2015. On June 22, 2007, Mr. Hudson was also granted options to purchase 10,000 shares.
(3)	On December 14, 2005, Mr. Weiss was granted options to purchase 25,000 shares of our common stock at $1.21 per share, of which 16,667 have vested. The option will expire on December 14, 2015. On May 4, 2006, Mr. Weiss was granted options to purchase 10,000 shares of our common stock at $1.30 per share. The options will vest over three years at the rate of 33.3% on each anniversary date thereafter and will expire on May 4, 2016. On June 22, 2007, Mr. Weiss was also granted options to purchase 20,000 shares of our common stock at $0.99 per share. The options will vest over three years at the rate of 33.3% on each anniversary thereafter and will expire on June 22, 2017.
(4)	On December 18, 2006, Mr. Kocol was granted options to purchase 25,000 shares of our common stock at $1.10 per share, of which, 8,333 have vested. The options will vest over three years at the rate of 33.3% on each anniversary date thereafter and will expire on December 18, 2016.

Certain Relationships and Related Transactions

Thomas P. Sweeney III, our Chairman and Chief Executive Officer, is the founder and Managing Partner of Equity Pier, LLC (“Equity Pier”), a beneficial owner of 7.00% of our outstanding common stock. Since 2004, we have leased office space from Equity Pier. Total costs incurred under the leasing arrangement and associated expenses (utilities, supplies and insurances) amounted to $206,321, $208,574 and $190,178 for the years ending December 31, 2007, 2006 and 2005, respectively. In 2008, we expect to incur leasing costs to Equity Pier of approximately $215,000.

Since September 2007, we have leased a building from 3000 Lakeside, LLC (“3000 Lakeside”) which is owned collectively by the former owners of Helio Solutions, Inc. David Condensa, the principal shareholder in 3000 Lakeside, is also a 13.5% beneficial owner of our outstanding common stock. For the year ended December 31, 2007, total costs and associated expenses (utilities, supplies, and insurances) paid to 3000 Lakeside amounted to $114,474. In 2008, we expect to incur leasing costs to 3000 Lakeside of approximately $324,000.

APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN
(Proxy Item 2)

On January 24, 2008, the board of directors of the Company adopted the 2008 Equity Incentive Plan (the “2008 Plan”), subject to the approval of our stockholders.

The following is a summary description of the 2008 Plan, which is qualified in its entirety by reference to the complete text of the 2008 Plan, a copy of which is attached to this proxy statement as Appendix A.

Purpose

The purpose of the 2008 Plan is to promote our interests and those of our stockholders by attracting able persons as employees, non-employee directors, consultants or advisors and to provide incentive compensation to those employees, non-employee directors, consultants and advisors, upon whom the responsibilities of the successful administration and management of Incentra rest, and whose present and potential contributions to us are of importance. A further purpose of the Incentive Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. The Incentive Plan is intended to qualify as an incentive stock option plan under Section 422A of the Internal Revenue Code.

Administration; Eligibility; Awards Under the Plan

The Incentive Plan is to be administered by the Compensation Committee. The Compensation Committee has the authority to determine, in its sole discretion, which employees and consultants will receive an award of stock options (both incentive stock options and non-statutory options), stock appreciation rights, restricted stock, restricted stock units, and other awards as defined in the 2008 Plan (each an “Award”) pursuant to the Incentive Plan and the time or times when such Award is made, to prescribe rules and regulations relating to the Incentive Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award. The Committee may correct any defect or supply an omission or reconcile any inconsistency in the 2008 Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. Persons eligible to receive awards under the 2008 Equity Incentive Plan include employees, executive officers, directors, advisors or consultants of the Company or a subsidiary.

Shares Subject to the Plan

The aggregate number of shares of common stock or their equivalents which may be issued pursuant to the 2008 Plan shall not, on the date of an Award, exceed 4,000,000 shares of our common stock. As of the date hereof, the following Awards have been granted pursuant to the 2008 Plan: (i) options to purchase an aggregate of 632,500 shares of our common stock and (ii) 212,000 shares of restricted common stock.

Amendment and Termination

Our board of directors, in its discretion, may terminate the 2008 Plan at any time with respect to any shares for which Awards have not previously been granted. Our board of directors has the right to alter or amend the 2008 Plan or any part thereof from time to time, provided that no change in any Award previously granted may be made which would impair the rights of the holder thereof without the consent of such person and provided, further, that our board of directors may not make any alteration or amendment which would materially increase the benefits accruing to participants under the 2008 Plan, increase the aggregate number of shares of common stock which may be issued pursuant to the 2008 Plan, change the class of individuals eligible to receive Awards under the 2008 Plan or extend the term of the 2008 Plan, without the approval of a majority of our stockholders.

Federal Income Tax Consequences

The following is a summary of the material anticipated United States federal income tax consequences of the 2008 Plan to us. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

Stock Options.  Upon exercise of a nonqualified stock option, we will be entitled to a deduction for the amount by which the fair market value of the common stock at the time of exercise exceeds the stock option exercise price. Generally, there will be no tax consequence to us in connection with the disposition of shares of common stock acquired under a stock option, except that we may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

Stock Appreciation Rights.  Upon exercise of a stock appreciation right (“SAR”), we will be entitled to a deduction in the amount by which the fair market value of the common stock or the amount of cash, as the case may be, exceeds the SAR exercise price, if any. Generally, there will be no tax consequences to us in connection with the disposition of shares of common stock acquired under a SAR.

Restricted Stock.  Upon the lapse of the restrictions applicable to restricted stock, the participant will generally recognize ordinary income in the amount of the fair market value of the shares of common stock at the time that the restriction lapses.

Alternatively, within 30 days after receipt of the restricted stock, a participant may make an election under Section 83(b) of the Code, which would allow the participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted stock on the date of such award determined as if the restricted common stock were not subject to restrictions. If the Section 83(b) election is made, the participant will not recognize income at the time that the restrictions actually lapse. For purposes of determining the period of time that the participant holds the restricted stock, the holding period begins on the award date when a participant makes a Section 83(b) election. Further, any dividends received after the Section 83(b) election is made will constitute ordinary income. If the restricted stock subject to the Section 83(b) election is subsequently forfeited, however, the participant is not entitled to a deduction or tax refund.

We will be entitled to a deduction for the year in which the participant recognizes ordinary income with respect to the restricted stock in an amount equal to such income.

Performance Share Units.  The grant of a performance share unit will not result in taxable income to the participant at the time of the grant. At the time that we make a payment with respect to the performance share units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of common stock received or in the amount of the cash received, as the case may be. We will be entitled to a deduction at the time of payment in an amount equal to such income.

Stock Bonuses.  We will be entitled to a deduction at the time of grant in an amount equal to the fair market value of the stock on the date of grant.

Effect of Section 162(m) of the Code.  Section 162(m) of the Code limits to $1 million per person the annual amount that we may deduct for compensation paid to any of our most highly compensated employees. Compensation payable as a result of the attainment of performance goals is excluded from this limit. To qualify as performance-based compensation, the 2008 Plan and the awards made thereunder must meet certain requirements. For example, stock options and SARs granted with an exercise price not less than the fair market value of the underlying shares of common stock are considered performance-based compensation, so long as the 2008 Plan and the stock option or SAR meet certain requirements, because the amount of compensation is attributable to an increase in the price of the common stock. Restricted stock awards may or may not qualify as performance-based compensation, depending on whether the vesting of the restricted stock is based on the attainment of performance-based goals. Our policy is to grant awards meeting the requirements of Section 162(m) and applicable regulations to our most highly compensated employees.

New Plan Benefits

The following table shows, to the extent determinable, the benefits or amounts that will be received by or allocated to the listed individuals and groups for the 2008 fiscal year under the 2008 Plan, if it is approved by the stockholders.

Name and Position	Number of Units		Dollar Value(1)
Thomas P. Sweeney III Chairman and Chief Executive Officer	128,500	(2)	$90,025
Shawn O’Grady President and Chief Operating Officer	74,500	(3)	$52,225
Anthony M. DiPaolo Chief Financial Officer	64,500	(4)	$45,225
Matthew Richman Chief Corporate Development Officer and Treasurer	64,500	(5)	$45,225
Executive Group	785,500	(6)	$549,575
Non-Executive Director Group	N/A		N/A
Non-Executive Officer Employee Group	59,000	(7)	$41,750

(1)	The dollar value estimates are based on the target awards to the individuals and groups identified for the 2008 fiscal year. The actual awards are subject to performance conditions and are not determinable at this time.
(2)	Consists of 96,000 stock options and 32,500 shares of restricted stock.
(3)	Consists of 55,500 stock options and 19,000 shares of restricted stock.
(4)	Consists of 48,000 stock options and 16,500 shares of restricted stock.
(5)	Consists of 48,000 stock options and 16,500 shares of restricted stock.
(6)	Consists of 590,500 stock options and 195,000 shares of restricted stock.
(7)	Consists of 42,000 stock options and 17,000 shares of restricted stock.

Vote Required and Recommendation of the Board of Directors

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR approval and ratification of our 2008 Plan.

APPROVAL OF THE INCENTRA SOLUTIONS, INC. EMPLOYEE STOCK PURCHASE PLAN
(Proxy Item 3)

On January 24, 2008, our board of directors adopted, subject to approval of Incentra’s stockholders, the Incentra Solutions Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”). The Stock Purchase Plan provides eligible employees with an opportunity to purchase shares of Incentra Common Stock through regular payroll deductions.

The following description is qualified in its entirety by reference to the text of the Stock Purchase Plan which is attached to this proxy statement as Appendix B.

Purpose

The purpose of the Stock Purchase Plan is to enable employees to acquire or increase their ownership interests in our company on a basis that will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of our company.

Administration, Eligibility and Awards Under the Plan

The Stock Purchase Plan is currently administered by the Compensation Committee of our board of directors. The Compensation Committee has full discretionary authority to interpret the Stock Purchase Plan, to issue rules for administering the Stock Purchase Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Stock Purchase Plan.

The Compensation Committee has engaged Solium Capital, Inc. as agent (the “Agent”) to perform certain custodial and record-keeping functions for the Stock Purchase Plan.

Our employees, employees of our subsidiaries, and members of our board of directors will be eligible to participate in the Stock Purchase Plan. Eligibility generally ceases upon termination of employment with Incentra or an Incentra subsidiary or, in the case of directors, upon leaving the board of directors. Approximately 265 employees are eligible to participate in the plan.

Shares Subject to the Plan

The maximum number of shares of our common stock which may be purchased by eligible employees under the Stock Purchase Plan is 1,000,000 (subject to adjustment in certain events). Shares purchased by participating employees will be authorized but unissued shares and reserved in accordance with the Stock Purchase Plan.

Method and Price of Purchase

Each eligible employee may elect to have a specified amount, not to be more than 15% of base salary or wages, deducted from each regular paycheck, but no eligible employee may purchase shares with an aggregate fair market value at the time of purchase in excess of $50,000 in any calendar year. Members of our board of directors may elect to have up to the full amount of their cash compensation as a director withheld for the purchase of common stock under the Stock Purchase Plan. The amounts deducted during any “Offering Period” (each Offering Period a bi-weekly pay period) will be used to purchase on the last business day of such Offering Period or as soon thereafter as practicable (the “Purchase Date”) the maximum number of whole shares of common stock which such amounts can purchase at the Purchase Price (as defined below). The Purchase Price for each share purchased will be the fair market value on the Purchase Date, as defined in the Stock Purchase Plan. Any residual withholding, after purchasing whole shares, will be applied to the next offering period.

Amendment and Termination

Unless earlier terminated, the Stock Purchase Plan will continue in effect until the earlier of the purchase of the maximum number of shares available under the Stock Purchase Plan or one year from the effective date of the Stock Purchase Plan. Our board of directors may amend the Stock Purchase Plan in any respect except that, without the approval of our stockholders, no amendment may (i) cause the Stock Purchase Plan to cease to satisfy any applicable conditions of Rule 16b-3 of the Securities Exchange Act of 1934, or (ii) increase the maximum number of shares which may be purchased under the Stock Purchase Plan (other than in connection with the Stock Purchase Plan's anti-dilution provisions).

Federal Income Tax Consequences

The following is a summary of the principal Federal income tax consequences to us of transactions under the Stock Purchase Plan based on current Federal income tax laws. This summary does not describe state or local tax consequences.

The Stock Purchase Plan is not intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986. Accordingly, for tax purposes, acquisition and disposition of shares purchased under the Stock Purchase Plan will be treated as if acquired and sold in open market transactions. We will not be entitled to any deduction from income, nor will employees be entitled to any deduction from income for payroll deductions under the Stock Purchase Plan.

Other Information

Because participation in the Stock Purchase Plan is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the Stock Purchase Plan, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the Stock Purchase Plan.

Vote Required and Recommendation of the Board of Directors

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR the approval of our Incentra Solutions, Inc. Employee Stock Purchase Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proxy Item 4)

GHP Horwath, P.C. (“GHP Horwath”), served as our independent public accountants for the fiscal year ended December 31, 2007 and has been appointed by our board of directors to continue as our independent auditors for the fiscal year ending December 31, 2008. In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of independent auditors will be reconsidered by our board of directors. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of GHP Horwath as our independent auditors for the fiscal year ending December 31, 2008.

A representative of GHP Horwath is expected to attend the annual meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the appointment of GHP Horwath as our independent auditors for the fiscal year ending December 31, 2008 does not preclude our board of directors from terminating its engagement of GHP Horwath and retaining a new independent auditor, if it determines that such an action would be in our best interests.

Audit Fees

The aggregate fees billed by GHP Horwath for professional services rendered for the audit of our annual financial statements for the last two fiscal years and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the last two fiscal years was $380,000 and $297,000, respectively.

Audit Related Fees

Audit-related fees of $176,000 for the year ended December 31, 2007, consisted of $137,000 of fees for audit services performed relating to the acquisition of Helio and $39,000 of fees relating to due diligence services performed by GHP Horwath, P.C. For the year ended December 31, 2006, audit-related fees of $14,000 were for due diligence services performed by GHP Horwath, P.C.

Tax Fees

We did not engage our principal accountants to render tax-related services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

The Audit Committee of our board of directors has the sole authority to appoint or replace our independent auditor. The Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, the Audit Committee.

The members of the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, all of which are approved by our board prior to the completion of the audit. The Audit Committee board has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, by the stockholders entitled to vote at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR ratification of the appointment of GHP Horwath as our independent auditors for the fiscal year ending December 31, 2008.

SHAREHOLDER PROPOSALS

Proposals of stockholders intended for presentation at our 2009 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by January 16, 2009 and comply with the requirements of Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934.

OTHER BUSINESS

Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Upon written or oral request, and without charge, we will provide you a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, including financial statements, as filed on March 31, 2008. You can request copies of such document if you call or write us at the following address or telephone number: Secretary, Incentra Solutions, Inc., 1140 Pearl Street, Boulder, Colorado, telephone (303) 449-8279.

By Order of the Board of Directors,

Thomas P. Sweeney III
Chairman of the Board and
Chief Executive Officer

Dated:	May 23, 2008 Boulder, Colorado

ANNEX A

INCENTRA SOLUTIONS, INC.

2008 EQUITY INCENTIVE PLAN

INCENTRA SOLUTIONS, INC.

2008 EQUITY INCENTIVE PLAN

i

INCENTRA SOLUTIONS, INC.

2008 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this 2008 Equity Incentive Plan (the “Plan”) is to aid Incentra Solutions, Inc., a Nevada corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding employees, non-employee directors, consultants and advisors of the Company or its subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Annual Limit” shall have the meaning specified in Section 5(b).

(b) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any related right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to such spouse’s written consent.

(d) “Board” means the Company's Board of Directors.

(e) “Change in Control” has the meanings specified in Section 9.

(f) “Code” means the Internal Revenue Code of 1986, as amended or superseded. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(g) “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more “Outside Directors” in accordance with Code Section 162(m), or solely of two or more “Non-Employee Directors”, in accordance with Rule 16(b)-3 of the Exchange Act. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or the Plan. The full Board may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board.

(h) “Covered Employee” means an Eligible Person as specified in Section 10(j).

(i) “Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

(j) “Effective Date” means the effective date specified in Section 10(p).

(k) “Eligible Person” has the meaning specified in Section 5.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(m) “Fair Market Value” means the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the Over The Counter Bulletin Board (OTCBB) or any other established stock exchange, as applicable, on the trading day during which the grant was made (or the last market trading day prior to the grant date if the grant date occurred on a non-trading day), as reported in the Wall Street Journal or such other source as the Board deems reliable. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR shall conform to requirements under Code Section 409A.

(n) “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. For purposes of this Plan, Options, SARs, and Restricted Stock are intended to be Non-409A Awards.

(o) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(p) “Option” means a right, granted under this Plan, to purchase Stock.

(q) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(r) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(s) “Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments.

(t) “Preexisting Plans” means the Incentra Solutions, Inc. 2000 Equity Incentive Plan (established under Front Porch), the Incentra Solutions, Inc. 2006 Stock Option Plan and the ManagedStorage International, Inc. 2000 Stock Option Plan.

(u) “Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(v) “Restricted Stock Unit” or “RSU” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(w) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(x) “Stock” means the Company's Common Stock, par value $0.001 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 10(c).

(y) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto (including outstanding Awards); to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 10(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to members of the Committee.

(b) Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3 for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (ii) permitted under Section 157 and other applicable provisions of the Nevada General Corporation Law.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject To Plan.

(a) Overall Number of Shares Available for Delivery. The total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of: (i) 4,000,000 new shares, and (ii) the number of shares which become available in accordance with Section 4(b) after the Effective Date. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4(b). Shares that are potentially deliverable under an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan and shall be available for Awards under this Plan. Shares that have been issued in connection with an Award under this Plan (e.g., Restricted Stock) or any Preexisting Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company shall be available for Awards under this Plan. Shares that are withheld from such an Award or separately surrendered by the Participant in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares delivered to the Participant and will not be available under the Plan.

5. Eligibility; Per-Person Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee, executive officer, director, advisor or consultant of the Company or a subsidiary, and any person who has been offered employment by the Company or a subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary. An employee on “leave of absence” (as such term is defined in the Company’s employee handbook or, if no such definition exists, as otherwise defined by the Committee in its discretion) may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan, if so determined by the Committee. If so determined by the Committee, holders of outstanding awards granted by a company or business acquired by the Company or a subsidiary, or with which the Company or a subsidiary combines, are eligible for grants under the Plan of substitute awards either through assumption of such awards or the grant of a substitute award in connection with such acquisition or combination transaction.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 300,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 10(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person's Annual Limit, which for this purpose shall equal $1,000,000 plus the amount of the Eligible Person's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 10(e) and 10(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 10(k). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Nevada General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that, notwithstanding anything contained herein to the contrary such exercise price shall be (A) fixed as of the grant date, and (B) not less than the Fair Market Value of a share of Stock on the date of grant of such Option. Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary, or with which the Company or a subsidiary combines may be granted with an exercise price per share of Stock other than as required above, provided, however, that such substitute award is determined and granted in a manner satisfying the requirements of Treasury Regulation section 1.424-1(a).

(ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part, provided that, notwithstanding anything contained herein to the contrary, the sole and exclusive basis for determining both the vesting and exercisability of an option will be the passage of a specific period of time or the occurrence or non-occurrence of certain specific events (which may include, but is not limited to, the achievement of performance goals and/or future service requirements). In addition, the Committee shall determine the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 10(k)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise, if such withholding or withholding feature will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(iv) Repricing. Notwithstanding anything in this Plan to the contrary, without the approval of stockholders, the Committee will not amend or replace previously granted Options in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or NASDAQ National Market or the Over the Counter Bulletin Board (OTCBB) (as then applicable) or Item 402(i)(1) of Regulation S-K of the Exchange Act.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii) Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of a SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award. The Committee may require that an outstanding Option be exchanged for a SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company or cause the SAR to be a 409A Award. The total number of SARs granted as of the day of grant will count against the pool of available shares under this plan.

(iii) Repricing. Notwithstanding anything in this Plan to the contrary, without the approval of stockholders, the Committee will not amend or replace previously granted SARs in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or NASDAQ National Market (as then applicable).

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Except as provided herein, Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). Notwithstanding the foregoing, however, Restricted Stock shall not become vested more quickly than ratably over a minimum period of three years except in the event of a Participant's death, disability, or retirement, or in the event of a Change in Control or other special circumstances. The foregoing notwithstanding, (i) Restricted Stock as to which vesting is based on, among other things, the achievement of one or more performance conditions shall not become vested until the later of the attainment of such performance conditions or one year after the date of grant, except in the event of a Participant's death, disability, or retirement, or in the event of a change in control or other special circumstances, and (ii) up to 5% of the shares of Stock authorized under the Plan may be granted as Restricted Stock without any minimum vesting requirements. For purposes of this Section 6(d), a performance period that precedes the grant of the Restricted Stock will be treated as part of the vesting period if the participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued service.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Restricted Stock Units, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other cash or property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(i) Award and Restrictions. Subject to Section 6(e)(ii), RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance conditions and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. A Participant granted RSUs shall not have any of the rights of a stockholder, including the right to vote, until Stock shall have been issued in the Participant’s name pursuant to the RSUs, except that the Committee may provide for dividend equivalents pursuant to Section 6(e)(iii) below.

(ii) Limitation on Vesting and Payouts. The grant, issuance, retention, vesting and/or settlement of RSUs shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. Notwithstanding anything to the contrary herein, unless provided otherwise in the Award agreement, RSUs shall be paid on or after January 1 and on or before March 15 of the year immediately following the year in which the RSUs vest. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of RSUs subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Committee; provided that the grant, issuance, retention, vesting and/or settlement of an RSU that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and any Award based solely upon continued employment or the passage of time shall vest over a period not less than three years from the date the Award is made, provided that such vesting may occur ratably over the three-year period. The foregoing minimum vesting conditions need not apply (A) in the case of the death, disability or Retirement of the Participant or termination in connection with a Change in Control, and (B) with respect to up to an aggregate of 5% of the shares of Stock authorized under the Plan, which may be granted (or regranted upon forfeiture) as Restricted Stock or RSUs without regard to such minimum vesting requirements.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee, dividend equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee and provided that such payment is made so as to render it a Non-409A Award.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or other business units. The Committee shall determine the terms and conditions of such Awards, provided however that such Awards are intended to be Non-409A

Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards (but excluding Options), may be granted by the Committee in accordance with Section 7.

7. Performance Awards.

(a) Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards or a combination of the foregoing, which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or other business units of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings (net of or including dividends); (2) EBIT or EBITDA; (3) gross or net revenue or changes in annual revenues or certain categories of revenues; (4) cash flow(s) (including operating or net cash flow(s)); (5) financial return ratios; (6) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (7) earnings growth or EPS growth; (8) return measures, including return or net return on assets, net assets, equity, capital or gross sales; (9) adjusted pre-tax margin; (10) pre-tax profits; (11) operating margins, operating profits; and/or operating expenses; (12) dividends; (13) net income or net operating income; (14) growth in operating earnings or growth in EPS; (15) value of assets; (16) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (17) aggregate product price and other product measures; (18) expense or cost levels; (19) reduction of losses, loss ratios or expense ratios; (20) reduction in fixed costs; (21) operating cost management; (22) cost of capital; (23) debt reduction; (24) productivity improvements; (25) average inventory turnover; (26) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (27) advertising efficiency; (28) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (29) employee diversity goals or employee turnover; (30) specified objective social goals; (31) safety record; (32) management of employment practices and employee benefits; (33) supervision of litigation and information technology; and (34) goals relating to acquisitions or divestitures of subsidiaries or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of one year or more, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the Committee’s discretion. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by a Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable To Awards.

(a) Stand-Alone, Additional, and Tandem Awards. Awards granted under the Plan may, in the Committee’s discretion, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Notwithstanding anything in this Section 8(a) to the contrary, in no event may Options or SARs be exchanged for Awards of the same or different type in a manner that would violate the provisions of Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or NASDAQ National Market (as then applicable).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 10(k)) and any applicable Award document, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided, however, that Awards intended to be Non-409A Awards remain so, and those that are 409A Awards are in compliance with the permissible payout options pursuant to section 409A.

9. Change in Control.

(a) Treatment of Awards. The Committee shall have the discretion to provide that in the event of a Change in Control (as defined in Section 9(b) or 9(c) below with respect to 409A Awards), the following provisions will apply:

(i) Each outstanding Option or SAR (or such lesser portion of each Option or SAR as is set forth in an applicable Award agreement) will immediately become exercisable in full.

(ii) Each outstanding share of Restricted Stock (or such lesser number of shares as is set forth in an applicable Award agreement) will immediately become free of its restrictions.

(iii) To the extent provided in an applicable Award agreement, each outstanding other Award shall be deemed free of restriction and any performance goals shall be determined to be satisfied to the extent set forth in the Award agreement.

(iv) In the event of a Change in Control that is a merger or consolidation in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company’s outstanding Stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Company’s assets (a “Covered Transaction”), the Committee shall have the discretion to provide for the termination of all outstanding Options and SARs as of the effective date of the Covered Transaction; provided, that, if the Covered Transaction follows a Change in Control or would give rise to a Change in Control, no Option or SAR will be so terminated (without the consent of the Participant) prior to the expiration of 20 days following the later of (A) the date on which the Award became fully exercisable and (B) the date on which the Participant received written notice of the consummation of a Covered Transaction.

(b) General Definition. Except as provided in Section 9(c), a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any person is or becomes the beneficial owner (as determined under Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates (as determined under Rule 12b-2 under the Exchange Act)) representing 50 percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a Non-Control Merger (as defined in paragraph (iii) below); or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or;

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation (a “Non-Control Merger”) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or any parent thereof; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or any parent thereof.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(c) Definition for 409A Awards. To the extent required for purposes of compliance with Section 409A, the following definition of a “Change in Control” shall apply to 409A Awards. A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) Change in Ownership. Any one person, or more than one person acting as a group (“Person”), acquires ownership of stock of the Company that, together with stock held by the Person, constitutes more than 50 percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any Person is considered to own more than 50 percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the Person is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company (within the meaning of paragraph (ii)).

(ii) Change in Effective Control. A change in effective control of the Company occurs only on the date that either:

(A) Any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the Person) ownership of stock of the Company possessing 30 percent (30%) or more of the total voting power of the stock of the Company; or

(B) A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. Any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the Person) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to the acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with the assets.

The determination of whether a “Change in Control” has occurred and the date consummated, shall be made by the Board, in good faith, consistent with the requirements of Code Section 409A.

10. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission), provided, however, that no such transfer may occur for consideration. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate and, in the case of any outstanding Award, necessary to prevent dilution or enlargement of Participant’s rights, then the Committee shall adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option or other Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or other business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (iii) cause a Non-409A Award to be treated as a 409A Award.

(d) Tax Provisions.

(i) Withholding. The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

(ii) Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of the New York Stock Exchange or NASDAQ National Market (as then applicable) or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). Without the approval of stockholders, the Committee will not amend or replace previously granted Options or SARs in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or NASDAQ National Market (as then applicable). With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

(f) Right of Setoff. The Company or any subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary may owe to the Participant from time to time (including amounts payable in connection with any Award, owed as wages, fringe benefits, amounts related to Awards which should have, but have not previously been, withheld by the Company for tax purposes, or other compensation owed to the Participant), such amounts as may be owed by the Participant to the Company, although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 10(f).

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b) and (c), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations on Awards to Ensure Compliance with Code Section 409A. For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).

(l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 10(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p) Plan Effective Date and Termination; No New Grants under Preexisting Plans. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present. Upon such approval of the Plan by the stockholders of the Company, no further awards shall be granted under any Preexisting Plan. In addition, the Preexisting Plans shall become null and void, provided, however, that any outstanding awards under the Preexisting Plans shall continue in accordance with its terms. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan or as set forth above and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

ANNEX B

INCENTRA SOLUTIONS, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN
(AS ADOPTED EFFECTIVE MARCH 27, 2008, and
AS AMENDED THEREAFTER)

INCENTRA SOLUTIONS, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose of the Plan.

The Plan was adopted by the Board on March 27, 2008, and is effective as of that date. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company and to pay for such purchases through payroll deductions. The Plan is not intended to qualify under section 423 of the Code.

Section 2. Administration of the Plan.

(a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more non-employee directors of the Company, who shall be appointed by the Board.

(b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

Section 3. Enrollment and Participation.

(a) Offering Periods. While the Plan is in effect, twenty-six Offering Periods shall commence in each calendar year for each Eligible Employee. The Offering Periods shall consist of each of such Eligible Employee’s bi-weekly pay periods, except that the first Offering Period shall commence on the first day of the pay period immediately following the effective date of the Plan.

(b) Enrollment. Any individual who, on the day preceding the first day of a calendar quarter, qualifies as an Eligible Employee may elect to become a Participant in the Plan for Offering Periods beginning in such calendar quarter by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than three (3) days prior to the commencement of the first Offering Period of such calendar quarter.

(c) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

Section 4. Employee Contributions.

(a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

(b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 20%.Provided, however, a member of the Board of Directors of the Company may elect to withhold, for the purchase of Stock, up to the full amount of his or her cash compensation for services as a Director.

(c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 20%.

(d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

(e) Limit on Number of Elections. No Participant shall make more than four (4) elections under Subsection (c) or (d) above during any calendar year.

Section 5. Withdrawal from the Plan.

(a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Offering Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b) Re-enrollment after Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

Section 6. Change in Employment Status.

(a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

Section 7. Plan Accounts and Purchase of Shares.

(a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be the Fair Market Value of such share on the last trading day in such Offering Period.

(c) Number of Shares Purchased. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than the amounts of Stock set forth in Sections 8(a) and 13(a).The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Offering Period, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

(f) Unused Cash Balances. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for a fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

(g) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s stockholders have approved the adoption of the Plan.

Section 8. Limitations on Stock Purchases.

(a) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value at the time of purchase in excess of $50,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company). If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

Section 9. Rights Not Transferable.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

Section 10. No Rights as an Employee.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

Section 11. No Rights as a Stockholder.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

Section 12. Securities Law Requirements.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities

Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

Section 13. Stock Offered Under the Plan.

(a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be One Million (1,000,000), subject to adjustment pursuant to this Section 13.

(b) Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the limitations described in Section 7(c) and Section 8(a), and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s stockholders or a similar event.

(c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

Section 14. Amendment or Discontinuance.

The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

Section 15. Definitions.

(a) “Board” means the Board of Directors of the Company, as constituted from time to time.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means a committee of the Board, as described in Section 2.

(d) “Company” means Incentra Solutions, Inc., a Nevada corporation.

(e) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(f) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(g) “Eligible Employee” means any employee of a Participating Company or member of the Company’s Board of Directors. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means the market price of Stock, determined by the Committee as follows:

(i) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

(ii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

(iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

(j) “Offering Period” means a bi-weekly pay period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

(k) “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(b).

(l) “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

(m) “Plan” means this Incentra Solutions, Inc. 2008 Employee Stock Purchase Plan, as it may be amended from time to time.

(n) “Plan Account” means the account established for each Participant pursuant to Section 7(a).

(o) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

(p) “Stock” means the Common Stock of the Company.

(q) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 16. Execution.

To record the adoption of the Plan by the Board on March 27, 2008, the Company has caused its authorized officer to execute the same.

INCENTRA SOLUTIONS, INC.

By:	Thomas P. Sweeney III Chairman and Chief Executive Officer

REVOCABLE PROXY

INCENTRA SOLUTIONS, INC.

☒  PLEASE MARK VOTES AS IN THIS EXAMPLE

The undersigned hereby appoint(s) Thomas P. Sweeney III and Matthew Richman, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Incentra Solutions, Inc., to be held at the Boulderado Hotel, 2115 Thirteenth Street, Boulder, Colorado, 80302, on Friday, June, 27, 2008 at 8:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The Board of Directors recommends a vote “FOR” the proposals set forth below.

Please be sure to sign and date this Proxy in the box below.

Date

Shareholder sign above

Co-holder (if any) sign above.

PROPOSAL 1:	FOR	WITHHOLD	FOR ALL EXCEPT
The Election of Directors:	☐	☐	☐

Thomas P. Sweeney III, James Wolfinger, Robert S. Kocol and Thomas Hudson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	FOR	AGAINST	ABSTAIN
PROPOSAL 2: Proposal to approve and ratify our 2008 Equity Incentive Plan.	☐	☐	☐
PROPOSAL 3: Proposal to approve and ratify our Incentra Solutions, Inc. Employee Stock Purchase Plan.	☐	☐	☐
PROPOSAL 4: Proposal to ratify the appointment of GHP Horwath, P.C., independent registered public accountants, as the Company’s Independent Auditors for the fiscal year ended December 31, 2008.	☐	☐	☐

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

INCENTRA SOLUTIONS, INC.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL THIS PROXY CARD TODAY